EXHIBIT 10.2

      EXCHANGE AND VOTING TRUST AGREEMENT AMONG PATCH INTERNATIONAL INC.,
        PATCH ENERGY INC., 1286664 ALBERTA LTD., AND THE SHAREHOLDERS OF
                  1289307 ALBERTA LTD. DATED JANUARY 16, 2007

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                       EXCHANGE AND VOTING TRUST AGREEMENT

THIS  EXCHANGE  AND VOTING TRUST  AGREEMENT  made as of the 16th day of January,
2007.

AMONG:

           PATCH INTERNATIONAL INC. a corporation subsisting under the laws of the State of Nevada; having its principal office at 300, 441 - 5th Avenue SW, Calgary, Alberta T2P 2V1

           ("PATCH");


AND:

           PATCH ENERGY INC., a corporation incorporated under the federal laws of Canada; with its principal office at 300, 441 - 5th Avenue SW, Calgary, Alberta T2P 2V1


           ("EXCHANGECO");

AND:

           1286664 ALBERTA LTD., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada with its principal office at 22 Barclay Walk S.W., Calgary, Alberta T2P 4V9,

           the "TRUSTEE");

AND:

           EACH OF THOSE PERSONS holding shares of the Exchangeco, as listed in Appendix A hereto;

           (individually   a   "SHAREHOLDER"  and   collectively   the
           "SHAREHOLDERS");

WHEREAS the Exchangeco is a wholly-owned subsidiary of Patch;

WHEREAS pursuant to a share exchange agreement dated as of January 16, 2007 (the "PURCHASE AGREEMENT") by and among Patch, Exchangeco, the Shareholders and 1289307 Alberta Ltd. (the "COMPANY"), Exchangeco agreed to acquire all of the issued and outstanding common shares of the Company from the Shareholders in consideration of: Exchangeco issuing to the Shareholders a total of 500,000 Exchangeable Shares (as herein defined);

AND WHEREAS in accordance with the Purchase Agreement, this Agreement stipulates the means by which: (i) the Shareholders have voting rights in Patch; (ii) the Trustee holds the Patch Preferred Share; and (iii) the Shareholders exercise their rights of conversion of the Exchangeable Shares;

NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


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                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL OF"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise, provided that for the purpose of this Agreement, a Shareholder shall not be deemed to be an Affiliate of Patch solely as a result of the ownership of Exchangeable Shares by such Shareholder, the rights of Shareholders under the Exchangeable Share Provisions, the Support Agreement and the Purchase Agreement, and the Shareholder being a beneficiary of the rights granted to the Trustee under this Agreement.

         "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of Patch to effect the automatic exchange of Exchangeable Shares for Patch Shares pursuant to section 4.11 hereof.

         "BOARD OF DIRECTORS" means the Board of Directors of Exchangeco.

         "BUSINESS DAY" means a day other than a Saturday, Sunday or a day when banks are not open for business in Calgary, Alberta.

         "CURRENT MARKET PRICE" shall have the meaning attributed to such term in the Exchangeable Share Provisions.

         "EXCHANGEABLE SHARES" means the Series A Preferred shares in the capital of Exchangeco, including the Exchangeable Shares issuable under the Purchase Agreement.

         "EXCHANGEABLE   SHARE   PROVISIONS"   means  the  rights,   privileges,
         restrictions and conditions attached to the Exchangeable Shares, substantially in the form set out in Schedule "A" to the Support Agreement.

         "INSOLVENCY EVENT" means the institution by Exchangeco of any proceeding to be adjudicated bankrupt or insolvent or to be dissolved or wound up, or the consent of Exchangeco to the institution of bankruptcy, insolvency, dissolution or winding up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Exchangeco to contest in good faith any such proceedings commenced in respect of Exchangeco within fifteen (15) days of becoming aware thereof, or the consent by Exchangeco to the filing of any such petition or to the appointment of a receiver, or the making by Exchangeco of a general assignment for the benefit of creditors, or the admission in writing by Exchangeco of its inability to pay its debts generally as they become due, or Exchangeco not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to section 6.6 of the Exchangeable Share Provisions.

         "INSOLVENCY EXCHANGE RIGHT" has the meaning ascribed thereto in section 4.1.

         "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Exchangeable Share Provisions.

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         "LIQUIDATION  EVENT"  has  the  meaning  ascribed  thereto  in  section
         4.11(a).

         "LIQUIDATION  EVENT EFFECTIVE DATE" has the meaning ascribed thereto in section 4.11(c).

         "LIST" has the meaning ascribed thereto in section 3.8.

         "OFFICER'S CERTIFICATE" means, with respect to Patch or Exchangeco, as the case may be, a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of Patch or Exchangeco, as the case may be.

         "PATCH SHARES" means the shares of common stock of Patch, par value of U.S.$0.00001, having voting rights of one vote per share, and any other securities into which such shares may be changed.

         "PATCH CONSENT" has the meaning ascribed thereto in section 3.2. "PATCH MEETING" has the meaning ascribed in section 3.2. "PATCH SUCCESSOR" has the meaning ascribed thereto in section 11.1(a).

         "PATCH PREFERRED SHARE" means the Class B preferred voting share of Patch, par value of U.S.$0.01, having voting rights of 500,000 votes per share, and any other securities into which such shares may be changed.

         "PATCH PREFERRED SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attached to the Patch Preferred Share, substantially in the form set out in Schedule "B" to the Support Agreement.

         "PURCHASE AGREEMENT" means the Purchase Agreement between Patch, Exchangeco, the Company and the Shareholders named therein, dated as of the same date hereof.

         "PERSON" shall have the meaning attributed to such term in the Exchangeable Share Provisions.

         "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Exchangeable Share Provisions.

         "RETRACTED SHARES" has the meaning ascribed thereto in section 4.6.

         "RETRACTION CALL RIGHT" has the meaning ascribed thereto in the Exchangeable Share Provisions.

         "SHAREHOLDERS" means the registered holders from time to time of Exchangeable Shares, other than Patch and its Affiliates, as listed in Appendix A hereto.

         "SHAREHOLDER VOTES" has the meaning ascribed thereto in section 3.2.

         "SUPPORT AGREEMENT" means that certain Support Agreement made as of the same date hereof between Exchangeco, Patch and the Trustee.

         "TRUST" means the trust created by this Agreement.

         "TRUST ESTATE" means the Trust Shares, the Insolvency Exchange Right, the Automatic Exchange Rights and any other securities, money or other property which may be held by the Trustee from time to time pursuant to this Agreement.

         "TRUST SHARES" has the meaning ascribed thereto in section 2.2.


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         "TRUSTEE" means 1286664 ALBERTA LTD., and subject to the  provisions of
         Article 10, includes any successor Trustee.

         "VOTING RIGHTS" has the meaning ascribed thereto in section 3.1.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

The division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3      NUMBER, GENDER, ETC.

Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4      DATE FOR ANY ACTION

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                    ARTICLE 2
                                  TRUST SHARES

2.1      ESTABLISHMENT OF TRUST

The purpose of this Agreement is to create the Trust for the benefit of the Shareholders, as herein provided. The Trustee will hold the Patch Preferred
Share issued pursuant to the requirements of the Purchase Agreement, Exchangeable Share Provisions and Support Agreement to enable the Trustee to exercise the Voting Rights and will hold the Insolvency Exchange Right and Automatic Exchange Rights to enable the Trustee to exercise such rights, in each case as Trustee for and on behalf of the Shareholders as provided in this Agreement.

2.2      ISSUE AND OWNERSHIP OF PATCH SHARES

Upon execution of this Agreement, Patch shall issue to and deposit with the Trustee the Patch Preferred Share, such shares to be hereafter held of record by the Trustee as Trustee for and on behalf of, and for the use and benefit of, the Shareholders and in accordance with the provisions of this Agreement. The Patch Preferred Share so issued and deposited by Patch with the Trustee pursuant to this section 2.2 shall hereafter be referred to as the "TRUST SHARES". Patch hereby acknowledges receipt from the Trustee as Trustee for and on behalf of the Shareholders of good and valuable consideration (and the adequacy thereof) for the issuance of the Trust Shares by Patch to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Trust Shares and, subject to the terms hereof, shall be entitled to exercise all of the rights and powers of an owner with respect to the Trust Shares, provided that the Trustee shall:

         (a) hold the Trust Shares and the legal title thereto as Trustee solely for the use and benefit of the Shareholders in accordance with the provisions of this Agreement; and

         (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Trust Shares and the Trust Shares shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.


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                                    ARTICLE 3
                                     VOTING

3.1      VOTING RIGHTS

The Trustee, as the holder of record of Trust Shares, shall be entitled to all of the voting rights, including the right to vote in person or by proxy the Trust Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the stockholders of Patch at a Patch Meeting or in connection with a Patch Consent (in each case as hereinafter defined) (the "VOTING RIGHTS"). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to section 7.14:

         (a) the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 3 from Shareholders entitled to instruct the Trustee as to the voting thereof at the time at which the Patch Meeting is held or a Patch Consent is sought; and

         (b) to the extent that no instructions are received from a Shareholder with respect to the Voting Rights to which such Shareholder is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

3.2      NUMBER OF VOTES

With respect to all meetings of stockholders of Patch at which holders of shares of Patch are entitled to vote (a "PATCH MEETING") and with respect to all written consents sought by Patch from its stockholders including the holders of shares of Trust Shares (a "PATCH CONSENT"), each Shareholder shall be entitled to instruct the Trustee to cast and exercise one of the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Shareholder on the record date established by Patch or by applicable law for such Patch Meeting or Patch Consent, as the case may be (the "SHAREHOLDER VOTES") in respect of each matter, question, proposal or proposition to be voted on at such Patch Meeting or to be consented to in connection with such Patch Consent.

3.3      LEGENDED SHARES CERTIFICATES

Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Shareholders.

3.4      SAFEKEEPING OF CERTIFICATES

The certificate(s) representing the Trust Shares shall at all times be held in safe keeping by the Trustee or its agent.

3.5      MAILINGS TO SHAREHOLDERS OF EXCHANGEABLE SHARES

With respect to each Patch Meeting and Patch Consent, Patch will mail or cause to be mailed (or otherwise communicate in the same manner as Patch utilizes in communications to holders of Patch Shares) to each of the Shareholders named in the List (as defined below) on the same day as the initial mailing or notice (or other communication) with respect thereto is commenced by Patch to its stockholders: (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of Patch;

         (a) a statement that such Shareholder is entitled to instruct the Trustee as to the exercise of the Shareholder Votes with respect to such Patch Meeting or Patch Consent, as the case


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                  may be, or  pursuant  to  section  3.9,  to attend  such Patch
                  Meeting and to exercise personally the Shareholder Votes thereat as the proxy of the Trustee;

         (b) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

                  (i) a proxy to such Shareholder or his designee to exercise personally the Shareholder Votes; or

                  (ii) a proxy to a designated agent or other representative of the management of Patch to exercise such Shareholder Votes;

         (c) a statement that if no such instructions are received from the Shareholder, the Shareholder Votes to which such Shareholder is entitled will not be exercised;

         (d) a form of direction whereby the Shareholder may so direct and instruct the Trustee as contemplated herein; and;

         (e) a statement of: (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Patch Meeting shall not be earlier than the close of business on the second Business Day prior to such meeting; and (ii) the method for revoking or amending such instructions.

For the purpose of determining Shareholder Votes to which a Shareholder is entitled in respect of any Patch Meeting or Patch Consent, the number of Exchangeable Shares owned of record by the Shareholder shall be determined at the close of business on the record date established by Patch or by applicable law for purposes of determining stockholders entitled to vote at such Patch Meeting or to give written consent in connection with such Patch Consent.

3.6      COPIES OF STOCKHOLDER INFORMATION

Patch will deliver to the Shareholders copies of all proxy materials (including notices of Patch Meetings), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Patch Shares.

3.7      OTHER MATERIALS

Immediately after receipt by Patch or any stockholder of Patch of any material sent or given generally to the holders of Patch Shares by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Patch shall use its best efforts to obtain and deliver copies thereof to each Shareholder as soon as possible thereafter.

3.8      LIST OF PERSONS ENTITLED TO VOTE

Exchangeco shall (a) prior to each annual, general and special Patch Meeting or the seeking of any Patch Consent and (b) forthwith upon each request made at any time by the Trustee or Patch in writing, prepare or cause to be prepared a list (a "LIST") of the names and addresses of the Shareholders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Shareholder, in each case at the close of business on the date specified by the Trustee or Patch in such request or, in the case of a List prepared in connection with a Patch Meeting or a Patch Consent, at the close of business on the record date established by Patch or pursuant to applicable law for determining the holders of Patch Shares entitled to receive notice of and/or to vote at such Patch Meeting or to give consent in connection with such Patch Consent. Each such List shall be delivered to the Trustee or Patch promptly after receipt by Exchangeco of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable Patch to perform its obligations under this Agreement. Patch agrees to give Exchangeco written notice (with a copy to the Trustee) of the calling of any Patch Meeting or the seeking of any Patch
Consent, together with the record dates therefore, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable Exchangeco to perform its obligations under this section 3.8.

3.9      ENTITLEMENT TO DIRECT VOTES

Any Shareholder named in a List prepared in connection with any Patch Meeting or Patch Consent will be entitled (a) to instruct the Trustee in the manner described in section 3.5 with respect to the exercise of the Shareholder Votes to which such Shareholder is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Shareholder Votes to which such Shareholder is entitled.

3.10     VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE AT MEETING

         (a) In connection with each Patch Meeting and Patch Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Shareholder pursuant to section 3.5, the Shareholder Votes as to which such Shareholder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Shareholder prior to the time and date fixed by the Trustee for receipt of such instructions in the notice given by Patch to the Shareholder pursuant to section 3.5.

         (b) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Patch Meeting, Upon submission by a Shareholder (or its designee) of identification satisfactory to the Trustee's representative, and at the Shareholder's request, such representative shall sign and deliver to such Shareholder (or its designee) a proxy to exercise personally the Shareholder Votes as to which such Shareholder is otherwise entitled hereunder to direct the vote, if such Shareholder either (i) has not previously given the Trustee instructions pursuant to section 3.5 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Shareholder exercising such Shareholder Votes shall have the same rights as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

3.11     DISTRIBUTION OF WRITTEN MATERIALS

Any written materials to be distributed by Patch to the Shareholders pursuant to this Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as Patch utilizes in communications to holders of Patch Shares) to each Shareholder at its address as shown on the books of Exchangeco. Exchangeco shall provide or cause to be provided to Patch for this purpose, on a timely basis and without charge or other expense a current List of the Shareholders.

3.12     TERMINATION OF VOTING RIGHTS

All of the rights of a Shareholder with respect to the Shareholder Votes exercisable in respect of each Exchangeable Share held by such Shareholder shall be deemed to be surrendered by the Shareholder to Patch and such Shareholder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Shareholder of the Insolvency Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for Patch Shares, as specified in Article 4 (unless and until, in either case, the Trustee shall not have transferred and delivered to the Shareholder the requisite Patch Shares required to be transferred and delivered by the Trustee to the Shareholder), or upon the retraction or redemption of Exchangeable Shares pursuant to Article 6 or 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of Exchangeco pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by Patch pursuant to the exercise by Patch of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                    ARTICLE 4
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

4.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHTS

Patch hereby grants to the Trustee as Trustee for and on behalf of, and for the use and benefit of, the Shareholders the right (the "INSOLVENCY EXCHANGE RIGHT"), upon the occurrence and during the continuance of an Insolvency Event, to require Patch to purchase from each or any Shareholder all or any part of the Exchangeable Shares held by the Shareholder and the Automatic Exchange Rights all in accordance with the provisions of this Agreement. Patch hereby acknowledges receipt from the Trustee, as Trustee for and on behalf of the Shareholders, of good and valuable consideration (and the adequacy thereof) for the grant of the Insolvency Exchange Right, and the Automatic Exchange Rights, by Patch to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Insolvency Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Insolvency Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (a) hold the Insolvency Exchange Right and the Automatic Exchange Rights and the legal title thereto as Trustee solely for the use and benefit of the Shareholders in accordance with the provisions of this Agreement; and

         (b) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Insolvency Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement, and shall not assign or transfer such rights except to a successor Trustee hereunder.

The Insolvency Exchange Right and the Automatic Exchange Rights shall be and remain vested in and exercisable by the Trustee. Subject to section 7.14, the Trustee shall exercise the Insolvency Exchange Right only on the basis of instructions received pursuant to this Article 4 from Shareholders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Shareholder with respect to the Insolvency Exchange Right, the Trustee shall not exercise or permit the exercise of the Insolvency Exchange Right.

4.2      LEGENDED SHARE CERTIFICATES

Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Insolvency Exchange Right in respect of the Exchangeable Shares held by a Shareholder; and

         (b)      the Automatic Exchange Rights.

4.3      PURCHASE PRICE

The purchase price payable by Patch for each Exchangeable Share to be purchased by Patch under the Insolvency Exchange Right shall be an amount per share equal to: (i) the Current Market Price of a Patch Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Insolvency Exchange Right plus; (ii) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share and all dividends declared on Patch Shares which have not been declared on such Exchangeable Shares in accordance with Article 3 of the Exchangeable Share Provisions (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends). In connection with each exercise of the Insolvency Exchange Right, Patch will provide to the Trustee, as Trustee for and on behalf of the Shareholders, an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied by Patch issuing and delivering to the Trustee for delivery by the Trustee to the Shareholders, one Patch Share and a cheque for the balance, if any, of the purchase price without interest.

4.4      EXERCISE INSTRUCTIONS

Subject to the terms and conditions set forth herein, a Shareholder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Insolvency Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Shareholder on the books of Exchangeco. To cause the exercise of the Insolvency Exchange Right by the Trustee, the Shareholder shall deliver to the Trustee, in person or by certified or registered mail the certificates representing the Exchangeable Shares which such Shareholder desires Patch to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the laws applicable to Exchangeco and the articles and by-laws of Exchangeco and such additional documents and instruments as the Trustee may reasonably require together with: (a) a duly completed form of notice of exercise of the Insolvency Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating: (i) that the Shareholder thereby instructs the Trustee to exercise the Insolvency Exchange Right so as to require Patch to purchase from the Shareholder the number of Exchangeable Shares specified therein; (ii) that such Shareholder has good title to and owns all such Exchangeable Shares to be acquired by Patch free and clear of all liens, claims and encumbrances; (iii) the name in which the certificates representing Patch Shares to be issued in connection with the exercise of the Insolvency Exchange Right are to be issued; and (iv) the names and addresses of the persons to whom such new certificates should be delivered, and (b) payment (or evidence satisfactory to the Trustee, Exchangeco and Patch of payment) of the taxes (if any) payable as contemplated by section 4.7 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by Patch under the Insolvency Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Shareholder at the expense of Exchangeco.

4.5      DELIVERY OF PATCH SHARES; EFFECT OF EXERCISE

Promptly, and as soon as reasonably practicable after receipt of the certificates representing the Exchangeable Shares which the Shareholder desires Patch to purchase under the Insolvency Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Insolvency Exchange Right (and payment of taxes as contemplated by section 4.7 of this Agreement, if any, or evidence thereof), duly endorsed for transfer to Patch, Trustee shall notify Patch and Exchangeco of its receipt of the same, which notice to Patch and Exchangeco shall constitute exercise of the Insolvency Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and Patch shall immediately thereafter upon receipt of such notice deliver or cause to be delivered to the

Shareholder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Shareholder), certificates representing the number of Patch Shares deliverable in connection with the exercise of the Insolvency Exchange Right, which shares shall be, or shall have been, duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, and cheques for the balance, if any, of the total purchase price therefor. Patch shall, immediately upon receipt of such certificates representing the Exchangeable Shares from the Shareholder, deliver the certificates to the registered office of Exchangeco for cancellation. Immediately upon the giving of notice by the Trustee to Patch and Exchangeco of the exercise of the Insolvency Exchange Right, as provided in this section 4.5, the closing of the transaction of purchase and sale contemplated by the Insolvency Exchange Right shall be deemed to have occurred, and the holder of such Exchangeable Shares shall be deemed to have transferred to Patch its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a Shareholder in respect thereof, other than the right to receive the purchase price therefore, unless the requisite number of Patch Shares (together with a cheque for the balance, if any, of the total purchase price therefore) is not issued and delivered by Patch to the Trustee and delivered by the Trustee to such Shareholder (or to such other persons, if any, properly designated by such Shareholder), within five (5) Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Shareholder shall remain unaffected until such Patch Shares are so issued and delivered by Patch, as the case may be, and any such cheque is so delivered and honoured. Concurrently with such Shareholder ceasing to be a Shareholder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of Patch Shares delivered to it pursuant to the Insolvency Exchange Right.

4.6      EXERCISE OF INSOLVENCY EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

In the event that a Shareholder has exercised its right under Article 6 of the Exchangeable Share Provisions to require Exchangeco to redeem any or all of the Exchangeable Shares held by the Shareholder (the "RETRACTED Shares") and is notified by Exchangeco pursuant to section 6.6 of the Exchangeable Share Provisions that Exchangeco will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, and provided that Patch shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Shareholder has not revoked the retraction request delivered by the Shareholder to Exchangeco pursuant to section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Shareholder to the Trustee instructing the Trustee to exercise the Insolvency Exchange Right with respect to those Retracted Shares which Exchangeco is unable to redeem. In any such event, Exchangeco hereby agrees with the Trustee and in favour of the Shareholder promptly to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Shareholder to Exchangeco (including without limitation a copy of the retraction request delivered pursuant to section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Insolvency Exchange Right with respect to the Retracted Shares that Exchangeco is not permitted to redeem and will require Patch to purchase such shares in accordance with the provisions of this Article 4.

4.7      STAMP OR OTHER TRANSFER TAXES

Upon any sale of Exchangeable Shares to Patch pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Patch Shares to be delivered in connection with the payment of the total purchase price therefore shall be issued in the name of, or transferred to, the Shareholder of the Exchangeable Shares so sold without charge to the Shareholder of the Exchangeable Shares so sold; provided, however that such Shareholder: (i) shall pay (and none of Patch, Exchangeco nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Shareholder; or
(ii) shall have established to the satisfaction of the Trustee, Patch and Exchangeco that such taxes, if any, have been paid.

4.8      NOTICE OF INSOLVENCY EVENT

Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Exchangeco and Patch shall give written notice thereof to the Trustee and the Shareholders, which notice shall contain a brief statement of the right of the Shareholders with respect to the Insolvency Exchange Right.

4.9      QUALIFICATION OF PATCH SHARES

Patch represents and warrants that it has taken all actions and done all things as are necessary under any United States and Canadian federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfilment of any other legal requirement (collectively, the "APPLICABLE LAWS") as they exist on the date hereof and will in good faith expeditiously take all such actions and do all such things as are necessary under Applicable Laws as they may exist in the future to cause the Patch Shares to be authorized, issued and delivered, pursuant to the Exchangeable Share Provisions, the Insolvency Exchange Right or the Automatic Exchange Rights. If any Patch Shares (or other shares or securities into which Patch Shares may be reclassified or changed as contemplated by section 2.7 of the Support Agreement) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Applicable Laws or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by Patch and delivered by Patch to the holder of surrendered Exchangeable Shares, Patch will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Patch Shares (or such other shares or securities) to be and remain duly authorized, issued, registered, qualified or approved under Applicable Laws. Patch will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Patch Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Patch Shares (or such other shares or securities) have been listed by Patch and remain listed and are quoted or posted for trading at such time.

4.10     RESERVATION OF PATCH SHARES

Patch hereby represents, warrants and covenants that it will in good faith expeditiously take all actions and do all such actions and do all such things as are necessary or desirable to cause authorized Patch Shares and has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Patch Shares: (a) as is equal to the sum of: (i) the number of Exchangeable Shares issued and outstanding from time to time; and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit Exchangeco and Patch to meet their respective obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to which Patch may now or hereafter be required to issue Patch Shares.

4.11     AUTOMATIC EXCHANGE ON LIQUIDATION OF PATCH

         (a) Patch will give the Trustee and the Shareholders notice of each of the following events (each a "LIQUIDATION EVENT") at the time set forth below:

                  (i) in the event of any determination by the board of directors of Patch to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Patch or to effect any other distribution of assets of Patch among its shareholders for the purpose of winding up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

                  (ii) immediately, upon the earlier of: (i) receipt by Patch of notice of; and (ii) Patch otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Patch or to effect any other distribution of assets of Patch among its shareholders for the purpose of winding up its affairs.

         (b) Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for Patch Shares provided for in section 4.11(c).

         (c) In order that the Shareholders will be able to participate on a pro rata basis with the holders of Patch Shares in the distribution of assets of Patch in connection with a Liquidation Event, on the fifth Business Day prior to the effective date of a Liquidation Event (the "LIQUIDATION EVENT EFFECTIVE DATE") all of the then outstanding Exchangeable Shares shall be automatically exchanged for Patch Shares. To effect such automatic exchange, Patch shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Liquidation Event Effective Date and held by Shareholders, and each Shareholder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to: (a) the Current Market Price of one (1) Patch Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Patch delivering or causing to be delivered to the Shareholder one Patch Share; plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on each such Exchangeable Share and all dividends declared on Patch Shares which have not been declared on such Exchangeable Shares in accordance with Article 3 of the Exchangeable Share Provisions (provided that if the record date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends). In connection with such automatic exchange, Patch will provide to the Trustee and the Shareholders an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share, together with a notice of the anticipated Liquidation Event Effective Date.

         (d) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Patch Shares shall be deemed to have occurred, and each Shareholder shall be deemed to have transferred to Patch all of the Shareholder's right, title and interest in and to its Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a Shareholder of such Exchangeable Shares and Patch shall deliver or cause to be delivered to the Shareholder Patch Shares deliverable upon the automatic exchange of Exchangeable Shares for Patch Shares and shall deliver to the Shareholder a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares. Concurrently with such Shareholder ceasing to be a Shareholder, the Shareholder shall be considered and deemed for all purposes to be the holder of Patch Shares issued or transferred to it pursuant to the automatic exchange of Exchangeable Shares for Patch Shares and the certificates held by the Shareholder previously representing the Exchangeable Shares exchanged by the Shareholder with Patch pursuant to such automatic exchange shall thereafter be deemed to represent Patch Shares issued, or caused to be transferred, by Patch to the Shareholder pursuant to such automatic exchange. Upon the request of a Shareholder and the surrender by the Shareholder of Exchangeable Share certificates deemed to represent Patch Shares, duly endorsed in blank and accompanied by such instruments of transfer as Patch may reasonably require,

                  Patch  shall   deliver  or  cause  to  be   delivered  to  the
                  Shareholder certificates representing Patch Shares of which the Shareholder is the holder.

4.12     WITHHOLDING RIGHTS

Patch and the Trustee shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Shareholder such amounts as Patch or the Trustee is required or permitted to deduct and withhold with respect to the making of such payment under the UNITED STATES INTERNAL REVENUE CODE OF 1986 as amended (the "CODE"), the INCOME TAX ACT (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Shareholder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Shareholder exceeds the cash portion of the consideration otherwise payable to the Shareholder, Patch or the Trustee is hereby authorized to sell or otherwise dispose of at fair market value such portion of the consideration as is necessary to provide sufficient funds to Patch or the Trustee, as the case may be, in order to enable it to comply with such deduction or withholding requirement and shall account to the relevant Shareholder for any balance of such sale proceeds.

                                    ARTICLE 5
                                    DIVIDENDS

5.1 The holders of Exchangeable Shares will be entitled to participate in all dividends declared by Exchangeco, in accordance with the provisions of the Exchangeable Share Provisions and the Support Agreement.

5.2 For clarity, the Voting Rights and exchange rights granted by Patch hereunder to the Trustee, as Trustee for and on behalf of, and for the use and benefit of, the Shareholders do not in any manner confer any additional rights to the Trustee or the Shareholders, including, but subject to the provisions of the Support Agreement, any rights to receive or participate in dividends declared or paid by Patch.

                                    ARTICLE 6
                             CONCERNING THE TRUSTEE

6.1      POWERS AND DUTIES OF THE TRUSTEE

The rights, powers and authorities of the Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

         (a) receipt and deposit of the Trust Shares from Patch as Trustee for and on behalf of the Shareholders in accordance with the provisions of this Agreement;

         (b) granting proxies and distributing materials to Shareholders as provided in this Agreement;

         (c) voting the Shareholder Votes in accordance with the provisions of this Agreement;

         (d) receiving the grant of the Insolvency Exchange Right and the Automatic Exchange Rights from Patch as Trustee for and on behalf of the Shareholders in accordance with the provisions of this Agreement;

         (e) exercising the Insolvency Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from the Shareholders Exchangeable Shares and other requisite documents and delivering to such Shareholders Patch Shares and cheques, if any, to which such Shareholders are entitled upon the exercise of the Insolvency Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (f)      holding title to the Trust Estate;

         (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

         (h) taking action on its own initiative or at the direction of a Shareholder or Shareholders to enforce the obligations of Patch and Exchangeco under this Agreement; and

         (i) taking such other actions and doing such other things as are specifically provided in this Agreement.

In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary or appropriate to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. Notwithstanding anything to the contrary herein, the Trustee shall have no obligation to exercise any discretion in the performance of its obligations hereunder and shall only be required to act upon the express written instructions of Patch, Exchangeco or the Shareholders. For greater certainty, the Trustee shall have only those duties as are set out specifically in this Agreement.

The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Shareholders and shall exercise the care, diligence and skill that a reasonably prudent Trustee would exercise in comparable circumstances. The Trustee shall not be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notice shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and, in the absence of such notice, the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

6.2      NO CONFLICT OF INTEREST

The Trustee represents to Exchangeco and Patch that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within ninety (90) days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 9.

6.3      DEALINGS WITH THIRD PARTIES

Exchangeco and Patch irrevocably  authorize the Trustee,  from time to time, to:
(a) consult, communicate and otherwise deal with any respective registrars, transfer agents, payment agents or any other person or entity appointed from time to time by Patch or Exchangeco in connection with any matter relating to the Exchangeable Shares and the Patch Shares; and

         (a) requisition, from time to time: (i) from any such registrar, transfer agent, payment agent or other person or entity, appointed from time to time by Patch or Exchangeco, as applicable, any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement; and (ii) from Patch or the transfer agent of Patch Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Insolvency Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 4 hereof. Exchangeco and Patch irrevocably authorize their respective registrars, transfer agents and payment agents, or any other authorized agent appointed from time to time by Patch or Exchangeco to comply with all such requests.

6.4      BOOKS AND RECORDS

The Trustee shall keep available for inspection, during normal business hours, by Patch and Exchangeco, at the Trustee's principal office in Calgary, correct and complete books and records of account relating to the Trustee's actions under this Agreement, including without limitation all information relating to mailings and instructions to and from Shareholders and all transactions pursuant to the Insolvency Exchange Right and the Automatic Exchange Rights.

6.5      INCOME TAX RETURNS AND REPORTS

The Trustee will allocate and distribute all income and losses of the Trust to the Shareholders in each year such that the Trust is not in a position to pay any tax. Shareholders will be individually and personally responsible for all income and losses incurred by the Trust. In this regard, Patch will retain tax counsel on behalf of the Trust, and agrees to prepare and distribute to each Shareholder all necessary tax forms for them to complete their United States and Canadian tax returns. The Shareholders may obtain the advice and assistance of such experts as they may consider necessary or advisable.

6.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Shareholder upon such Shareholder furnishing to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Shareholder shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the voting of the Trust Shares pursuant to
Article 3 and with respect to the Insolvency Exchange Right and Automatic Exchange Rights pursuant to Article 4.

The Trustee shall not be required to expend any of its own funds or otherwise incur any financial liability in the exercise of any of its rights, powers, duties or authorities, but instead shall be entitled to be fully funded, given security and indemnity in advance as aforesaid.

6.7      ACTIONS BY SHAREHOLDERS

Shareholders shall be entitled to take proceedings in any court of competent jurisdiction to enforce any of their rights hereunder as against Exchangeco and Patch.

6.8      RELIANCE UPON DECLARATIONS

The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of section 7.9, if applicable, and with any other applicable provisions of this Agreement.

6.9      EVIDENCE AND AUTHORITY TO TRUSTEE

Exchangeco and/or Patch shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Exchangeco and/or Patch or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement including, without limitation, in respect of the Voting Rights, Insolvency Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of Exchangeco and/or Patch forthwith if and when:

         (a) such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this section 7.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Exchangeco and/or Patch written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer's Certificate of Exchangeco and/or Patch, a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

Whenever such evidence relates to a matter other than the Voting Rights, the Insolvency Exchange Right or the Automatic Exchange Rights or the taking of any other action to be taken by the Trustee at the request or on the application of Patch and/or Exchangeco, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Exchangeco and/or Patch shall be in the form of an Officer's Certificate or a statutory declaration.

Each statutory declaration, Officer's Certificate, opinion, report or other paper or document furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

         (a) declaring that he has read and understands the provisions of this Agreement relating to the condition in question;

         (b)      describing  the  nature  and  scope  of  the   examination  or
                  investigation upon which he based the statutory declaration, certificate, statement or opinion; and

         (c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the
                  statements  or  give  the  opinions   contained  or  expressed
                  therein.

6.10     EXPERTS, ADVISORS AND AGENTS

The Trustee may:

         (a) in relation to these presents, act and rely on the opinion or advice of or information obtained from any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Exchangeco and/or Patch or otherwise, and may employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid without taxation for costs and fees; and

         (b) employ such agents and other assistants as it may reasonably require for the proper discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it,

(and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust without taxation for costs and fees, which compensation reimbursement may be requested to be received in advance prior to undertaking any actions hereunder.

6.11     INVESTMENT OF MONEYS HELD BY THE TRUSTEE

Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Alberta, Trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two (2) years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of Exchangeco. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any bank, loan or trust company authorized to accept deposits under the laws of the United States, Canada or any state or province thereof, at the rate of interest then current on similar deposits.

6.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

6.13     TRUSTEE NOT BOUND TO ACT ON CORPORATION'S REQUEST

Except as in this Agreement or otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of Exchangeco and/or Patch or the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

6.14     CONFLICTING CLAIMS

If conflicting claims or demands are made or asserted with respect to any interest of any Shareholder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Shareholder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b) all differences with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

6.15     ACCEPTANCE OF TRUST

The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions set forth herein and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Shareholders, subject to all the terms and conditions set forth herein.

6.16     VALIDITY OF CERTIFICATES

If at any time in the performance of its duties under this Agreement, it shall be necessary for the Trustee to receive, accept, act or rely upon any certificate, notice, request, waiver, consent, receipt, direction, affidavit or other paper, writing or document furnished to it and purporting to have been executed or issued by Exchangeco, Patch or the Shareholders or their authorized officers or attorneys, the Trustee shall be entitled to rely and act upon the genuineness and authenticity of any such writing submitted to it. It shall not be necessary for the Trustee to ascertain whether or not the persons who have executed, signed or otherwise issued, authenticated or receipted such papers, writings or documents have authority to do so or that they are the same persons named therein or otherwise to pass upon any requirement of such papers, writing or documents that may be essential for their validity or effectiveness or upon the truth and acceptability of any information contained therein which the Trustee in good faith believes to be genuine.

                                    ARTICLE 7
                                  COMPENSATION

7.1      FEES AND EXPENSES OF THE TRUSTEE

Patch and Exchangeco jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses and disbursements, including, without limitation, legal fees and expenses and the reasonable compensation and disbursements of all other advisors, agents and assistants not regularly in its employ and the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this Agreement; provided that Patch and Exchangeco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted fraudulently or in bad faith or with negligence or wilful misconduct. The Trustee shall be obliged to provide only one account or invoice to Patch from time to time during this Agreement in connection with any services rendered by it under this Agreement on behalf of any of the parties.

                                    ARTICLE 8
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1      INDEMNIFICATION OF THE TRUSTEE

Patch and Exchangeco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, partners, employees and agents appointed and acting in accordance with this Agreement (collectively, the "INDEMNIFIED PARTIES") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instructions delivered to the Trustee by Patch or Exchangeco pursuant hereto. Subject to
(ii), below, Patch and Exchangeco shall be entitled to participate at their own expense in the defence and, if Patch and Exchangeco so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. In the event Patch and/or Exchangeco assume the defence of the Trustee, no settlement of any claim shall be entered into without the prior approval of the Trustee; and the Trustee shall have the right to re-assume the defence of any suit if Patch or Exchangeco fail to actively continue such defence so assumed. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless:
(i) the employment of such counsel has been authorized by Patch or Exchangeco; or (ii) the named parties to any such suit include both the Trustee and Patch or Exchangeco, and the Trustee shall have been advised by counsel acceptable to Patch or Exchangeco that there may be one or more legal defences available to the Trustee which are different from or in addition to those available to Patch or Exchangeco and that in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Exchangeco and Patch shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee) . Neither Patch nor Exchangeco shall be liable for any settlement of a matter in respect of which an Indemnified Party may seek indemnification under this section 9.1, unless Patch and Exchangeco have consented in writing to such settlement.

8.2      LIMITATION OF LIABILITY

The Trustee shall not be liable for any act or omission by it except where such act or omission occurs as a result of the Trustee's fraud, negligence, recklessness, bad faith or wilful misconduct. The Trustee shall not be liable for any losses or damages due to the acts or omissions of third parties, including without limitation, the failure by Patch and/or Exchangeco to comply with its obligations under this Agreement, as the case may be. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

                                    ARTICLE 9
                                CHANGE OF TRUSTEE

9.1      RESIGNATION

The Trustee, or any Trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Patch and Exchangeco specifying the date on which it desires to resign, provided that such notice shall never be given less than thirty (30) days before such desired resignation date unless the Trustee, Patch and Exchangeco otherwise agree, and provided further that such resignation shall not take effect until the date of the appointment of a successor Trustee and the acceptance of such appointment by the successor Trustee. Upon receiving such notice of resignation, Patch and Exchangeco shall promptly appoint a successor Trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. Failing the appointment by Patch and Exchangeco of a successor Trustee as aforesaid and the acceptance of such appointment by a successor Trustee, a successor Trustee may be appointed by order of a court of competent jurisdiction in the Province of Ontario upon application of one or more of the parties to this Agreement.

9.2      REMOVAL

The Trustee, or any Trustee hereafter appointed, may at any time on thirty (30) days' prior notice by written instrument executed by Patch and Exchangeco, in duplicate, one copy of which shall be delivered to the Trustee, be removed and one copy to the successor Trustee. Any successor Trustee to be appointed upon the removal of the Trustee shall be appointed in accordance with the provisions as provided under section 10.3 of this Agreement.

9.3      SUCCESSOR TRUSTEE

Any successor Trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to Patch and Exchangeco and to its predecessor Trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement with like effect as if originally named as Trustee in this Agreement. However, on the written request of Patch and Exchangeco or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor Trustee all of the rights and powers of the Trustee so ceasing to act. Upon the request of any such successor Trustee, Patch and Exchangeco and such predecessor Trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

9.4      NOTICE OF SUCCESSOR TRUSTEE

Upon acceptance of appointment by a successor Trustee as provided herein Patch and Exchangeco shall cause to be mailed notice of the succession of such Trustee hereunder to each Shareholder at the address of such Shareholder shown on the register of Shareholders of Exchangeable Shares. If Patch or Exchangeco shall fail to cause such notice to be mailed within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of Patch and Exchangeco.

                                   ARTICLE 10
                                PATCH SUCCESSORS

10.1     CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

Patch shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless:

         (a) such other person or continuing corporation is a corporation (herein called the "PATCH SUCCESSOR") incorporated under the laws of any state of the United States or the laws of Canada or any province thereof; and

         (b) Patch Successor, by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Patch Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Patch Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all of the covenants and obligations of Patch under this Agreement.

10.2     VESTING OF POWERS IN SUCCESSOR

Whenever the conditions of section 11.1 hereof have been duly observed and performed, the Trustee, if required by section 11.1 hereof, the Patch Successor and Exchangeco shall execute and deliver the supplemental Agreement provided for in Article 12 and thereupon the Patch Successor shall possess and from time to time and may exercise each and every right and power of Patch under this Agreement in the name of Patch or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Patch or any officers of Patch may be done and performed with like force and effect by the directors or officers of such the Patch Successor.

10.3     WHOLLY-OWNED SUBSIDIARIES

Nothing herein shall be construed as preventing (i) the amalgamation or merger or sale of any wholly-owned direct or indirect subsidiary of Patch with or into Patch, or (ii) the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Patch, provided that all of the assets of such subsidiary are transferred to Patch or another wholly-owned subsidiary of Patch.

                                   ARTICLE 11
                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

11.1     AMENDMENTS, MODIFICATIONS, ETC.

This Agreement may not be amended or modified except by an agreement in writing executed by Exchangeco, Patch and the Trustee and approved by the Shareholders in accordance with section 11.2 of the Exchangeable Share Provisions.

11.2     MEETING TO CONSIDER AMENDMENTS

Exchangeco, at the request of Patch shall call a meeting or meetings of the Shareholders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Exchangeco, the Exchangeable Share Provisions and all applicable laws.

11.3     CHANGES IN CAPITAL OF PATCH OR EXCHANGECO.

At all times after the occurrence of any event effected pursuant to section 2.7 or 2.8 of the Support Agreement, as a result of which either Patch Shares, Patch Preferred Shares or the Exchangeable Shares or any are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Patch Shares, Patch Preferred Shares or the Exchangeable Shares or any are so changed and the parties hereto shall execute and deliver a supplemental Agreement giving effect to and evidencing such necessary amendments and modifications.

11.4     EXECUTION OF SUPPLEMENTAL AGREEMENTS

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the parties may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of Patch Successors to Patch and the covenants of and obligations assumed by each such Patch Successor in accordance with the provisions of Article 11 and the successor of any successor Trustee in accordance with the provisions of Article 10;

         (b) making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the
                  Insolvency Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee, will not be prejudicial to the interests of the Shareholders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to the parties or this Agreement; and

         (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee, the rights of the Trustee and the Shareholders as a whole will not be prejudiced thereby.

                                   ARTICLE 12
                                   TERMINATION

12.1     TERM

The Trust created by this Agreement shall continue until the earliest to occur of the following events:

         (a)      no   outstanding   Exchangeable   Shares   are   held  by  any
                  Shareholder;

         (b) each of Exchangeco and Patch elects in writing to terminate the Trust and such termination is approved by the then holders of the Exchangeable Shares in accordance with section 11.2 of the Exchangeable Share Provisions; and

         (c) 21 years after the death of the last survivor of the issue of Her Majesty Queen Elizabeth II of Canada living on the date of the creation of the Trust.

12.2     SURVIVAL OF AGREEMENT

This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by any Shareholder; provided however that the provisions of Article 9 and Article 10 shall survive any such termination of the Trust or this Agreement.

                                   ARTICLE 13
                                     GENERAL

13.1     SEVERABILITY

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

13.2     ENUREMENT

This Agreement shall be binding upon and endure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Shareholders.

13.3     NOTICES TO PARTIES

All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed facsimile to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)      if to Patch or Exchangeco:

                  c/o 1000 Canterra Tower
                  400 Third Avenue S.W.
                  Calgary Alberta
                  T2P 4H2,

                  Attention:   President
                  Fax:         (403) 266-1395

         (b)      if to the Trustee at:

                  1286664 Alberta Ltd.
                  400 Third Avenue S.W.
                  Calgary Alberta
                  T2P 4H2,

                  Attention:   President
                  Fax:         (403) 266-1395

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

13.4     NOTICE OF SHAREHOLDERS

Any and all notices to be given and any documents to be sent to any Shareholders may be given or sent to the address of such Shareholder shown on the register of Shareholders in any manner permitted by the by-laws of Exchangeco from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Shareholders.

13.5     RISK OF PAYMENTS BY MAIL

Whenever payments are to be made or documents are to be sent to any Shareholder by the Trustee, Patch or by Exchangeco, or by such Shareholder to the Trustee or to Patch or Exchangeco, the making of such payment or sending of such document through the mail shall be at the risk of Exchangeco and Patch, in the case of payments made or documents sent by the Trustee, Patch or Exchangeco, and the Shareholder, in the case of payments made or documents sent by the Shareholder.

13.6     COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

13.7     JURISDICTION

This Agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

13.8     ATTORNMENT

Patch and Exchangeco each agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the Province of Alberta, each waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

13.9     INDEPENDENT LEGAL ADVICE

All other parties have been advised to seek independent advice with respect to this Agreement and the tax or other consequences arising from it.

13.10    LANGUAGE
The parties acknowledge that they have required that this Agreement and all notices related hereto are and shall be drawn up in the English language. Les parties reconnaissent avoir exige que la convention ainsi que tous les documents y afferents soient et devront etre rediges en langue anglaise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


THE SHAREHOLDERS OF THE CORPORATION:

                                       PATCH INTERNATIONAL INC.


                                       Per: /s/ MICHAEL S. VANDALE
                                           -------------------------------------
                                           Michael S. Vandale, President

                                       PATCH ENERGY INC.


                                       Per: /s/ MICHAEL S. VANDALE
                                           -------------------------------------
                                           Michael S. Vandale, President

                                       1286664 ALBERTA LTD.


                                       Per: /s/ MICHAEL S. VANDALE
                                           -------------------------------------
                                           Michael S. Vandale, President


                                            /s/ ROD MAXWELL
----------------------------------         -------------------------------------
Witness                                    ROD MAXWELL


                                            /s/ MARK L. BENSTEN
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Witness                                    MARK L. BENTSEN